UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: March 31, 2008
                                        --------------
                        (Date of earliest event reported)

                           Nyer Medical Group, Inc.
                           ------------------------
               (Exact name of registrant as specified in its charter)

                                   Florida
                                   -------
                (State or other jurisdiction of incorporation)

          000-20175                                            01-0469607
          ---------                                            ----------
  (Commission File Number)                    (IRS Employer Identification No.)


       1292 Hammond Street, Bangor, Maine                          04401
       ----------------------------------                          -----
    (Address of principal executive offices)                     (Zip Code)

                                  (207) 942-5273
                                  --------------
                 Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))





Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, Nyer Medical Group, Inc. (the "Company") provided Karen L. Wright, the Company's Chief Financial Officer ("Executive"), with written notice of its election not to renew the Employment Agreement, dated June 25, 2007, as amended, February 4, 2008, between the Company and the Executive (the "Agreement"), which otherwise would have automatically extended the Executive's employment with the Company by one year commencing July 1, 2008 or entitled the Executive to a lump sum severance payment equal to one year's salary, absent notification of non-extension by either party to the other at least 90 days prior to the end of the then-current term.

By Letter Agreement dated March 31, 2008, the Company and the Executive have agreed to amend the Agreement to terminate the Executive's positions with the Company as an employee as of September 30, 2008. Following September 30, 2008, the Company will pay to the Executive her base salary of $110,000 over a period of 52 weeks (less applicable payroll taxes), plus any owed vacation time (not to exceed three weeks).


Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

10.1 Amendment, dated March 31, 2008, to Employment Agreement by and between Karen L. Wright and Nyer Medical Group, Inc., dated June 25, 2007, as amended by Letter Agreement dated February 4, 2008.





























                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      Nyer Medical Group, Inc.


Date: April 4, 2008                   By: /s/ Mark Dumouchel
                                              --------------
                                              Mark Dumouchel
                                              Chief Executive Officer









































Exhibit 10.1 Amendment, dated March 31, 2008, to Employment Agreement by and between Karen L. Wright and Nyer Medical Group, Inc., dated June 25, 2007, as amended by Letter Agreement dated February 4, 2008.

March 31, 2008
Ms. Karen L. Wright
Nyer Medical Group, Inc.
1292 Hammond Street
Bangor, ME  04401

Re:	Amendment to Employment Agreement dated June 25, 2007, as amended by letter agreement dated February 4, 2008 (the "Agreement") between Karen L. Wright (the "Executive") and Nyer Medical Group, Inc. (the "Company")

Dear Ms. Wright:

This letter shall further amend the Agreement.

Executive and the Company agree that the Agreement is amended as follows:

1. The Company has, as of this date, provided Executive with notice of its election not to renew the Agreement pursuant to Article IX(A).

2. The Executive and the Company agree that the notice provided in Paragraph 1 constitutes adequate and timely notice by the Company of its election not to renew the Agreement for another year.

3. The Executive and the Company agree that the Executive's positions with the Company as an employee will terminate as of September 30, 2008, through which time, the Executive shall perform the duties identified in the Agreement and as she may have otherwise performed. During the period July 1, 2008 through September 30, 2008, Executive shall continue to receive her current salary and benefits.

4. Following September 30, 2008, in full satisfaction of the Company's obligations under the Agreement, and any rights, claims or interests of the Executive thereunder or otherwise against the Company, its officers, directors or employees, including, under Article IX(C), the Company shall pay to the Executive each week for a period of 52 weeks $2,115.38 (less applicable payroll taxes), plus any owed vacation time (not to exceed three weeks).

5. This letter agreement supersedes and amends any conflicting provision of the Agreement or other understanding between the parties.

If this letter accurately reflects your understanding of the agreement between the parties, please sign below where indicated and return an original signature to me for the Company's files.

Very truly yours,
Accepted and Agreed to:

 /s/ Mark Dumouchel                                  /s/ Karen L. Wright
     --------------                                      ---------------
     Mark Dumouchel                                      Karen L. Wright
     Chief Executive Officer and President